PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------


PROSPECTUS DATED JUNE 30, 1997


--------------------------------------------------------------------------------


Prudential Multi-Sector Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in the Appendix to this Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. The Fund's portfolio is aggressively managed and therefore an investment in the Fund should not be considered to be a complete investment program. The Fund may engage in short-selling and short-term trading and may utilize derivatives. These techniques may be considered speculative and may result in higher risks and costs to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated June 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------
WHAT IS PRUDENTIAL MULTI-SECTOR FUND, INC.?


      Prudential Multi-Sector Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


      The Fund's primary investment objective is long-term growth of capital. It seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in the Appendix to this Prospectus. Current income is a secondary objective. There can be no assurance that the Fund's objectives will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.



WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?



      The Fund may focus its investments in certain economic sectors, thereby increasing its vulnerability to single economic, political or regulatory developments. The Fund may also engage in short-selling and short-term trading, both techniques which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may also engage in various hedging and return enhancement strategies, including utilizing derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.



      The Fund may invest in foreign securities without limit. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Risks of Investing in Foreign Securities" at page 11.



      The Fund is permitted to invest up to 30% of its total assets in fixed-income securities rated Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or in non-rated fixed-income securities of comparable quality. Securities rated lower than Baa or BBB, commonly known as "junk bonds," may be considered speculative and are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risks of Investing in High Yield Securities" at page 10.


WHO MANAGES THE FUND?


      Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ending April 30, 1998, the Manager has agreed to limit its fee to .625 of 1% of the first $500 million of the Fund's average daily net assets, .55 of 1% of the next $500 million of the Fund's average daily net assets and .50 of 1% of the Fund's average daily net assets in excess of $1 billion. As of May 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 17.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO DISTRIBUTES THE FUND'S SHARES?


      Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. PSI is paid a distribution and service fee which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 18.


WHAT IS THE MINIMUM INVESTMENT?


      The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 25 and "Shareholder Guide--Shareholder Services" at page 36.


HOW DO I PURCHASE SHARES?


      You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 20 and "Shareholder Guide--How to Buy Shares of the Fund" at page 25.



WHAT ARE MY PURCHASE ALTERNATIVES?



      The Fund offers four classes of shares:


            o Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.

            o Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

            o Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


            o Class Z Shares: Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.



      See "Shareholder Guide--Alternative Purchase Plan" at page 26.


HOW DO I SELL MY SHARES?


      You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 30.



HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



      The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 22.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  FUND EXPENSES

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A             CLASS B                  CLASS C         CLASS Z
                                                       SHARES              SHARES                   SHARES          SHARES
                                                       ------              ------                   ------          ------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ............... 5%                 None                     None            None
    Maximum Sales Load Imposed on Reinvested Dividends . None               None                     None            None
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower) ............................... None     5% during the first year,        1% on          None
                                                                 decreasing by 1% annually      redemptions
                                                                  to 1% in the fifth and      made within one
                                                                   sixth years and 0%         year of purchase
                                                                    the seventh year*

    Redemption Fees .................................... None               None                     None            None
    Exchange Fee ....................................... None               None                     None            None

                                                       CLASS A             CLASS B                  CLASS C         CLASS Z
                                                       SHARES              SHARES                   SHARES          SHARES
                                                       ------              ------                   ------          ------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


    Management Fees++ .................................  .62%               .62%                     .62%            .62%
    12b-1 Fees (After Reduction) ......................  .25+++            1.00                     1.00             None
    Other Expenses ....................................  .36                .36                      .36             .36
                                                        -----              -----                    -----           -----
    Total Fund Operating Expenses (After Reduction) ... 1.23%              1.98%                    1.98%            .98%
                                                        =====              =====                    =====           =====


                                                                                           1      3      5       10
EXAMPLE                                                                                  YEAR   YEARS  YEARS   YEARS
                                                                                         ----   -----  -----   -----
You would pay the following expenses on a $1,000 investment, assuming
      (1) 5% annual return and (2) redemption at the end of each time period:

            Class A .................................................................    $62    $87    $114    $191
            Class B .................................................................    $70    $92    $117    $202
            Class C .................................................................    $30    $62    $107    $231
            Class Z .................................................................    $10    $31    $ 54    $120

You would pay the following expenses on the same investment, assuming no redemption:

            Class A .................................................................    $62    $87    $114    $191
            Class B .................................................................    $20    $62    $107    $202
            Class C .................................................................    $20    $62    $107    $231
            Class Z .................................................................    $10    $31    $ 54    $120


The above example is based on data for the Fund's fiscal year ended April 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Management Agreement provides that the Fund will pay a management fee of .65 of 1% per annum of the average daily net assets of the Fund, the Manager has agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million and .50 of 1% thereafter for the fiscal year ending April 30, 1998.


+++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Fund to no more than .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending April 30, 1998. Total Fund Operating Expenses of Class A shares without such limitation would be 1.28%. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

                                (CLASS A SHARES)

--------------------------------------------------------------------------------


     The following financial highlights for the year ended April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the five years ended April 30, 1996 and the period from June 29, 1996 through April 30, 1991 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



------------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS A
                                        ------------------------------------------------------------------------------------------
                                                                                                                        JUNE 29,
                                                                                                                        1990(a)
                                                                     YEAR ENDED APRIL 30,                               THROUGH
                                        --------------------------------------------------------------------------      APRIL 30,
                                          1997         1996         1995(b)       1994         1993         1992          1991
                                        --------      --------      -------      -------      -------      -------      -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period    $  14.40      $  13.45      $ 13.21      $ 13.19      $ 12.51      $ 12.10      $ 11.37
                                        --------      --------      -------      -------      -------      -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income ..............         .06           .09          .09          .18          .30          .23          .40
Net realized and unrealized gain on
 investments and foreign currency
 transactions ......................         .70          2.52         1.44         1.64         1.47          .50          .59
                                        --------      --------      -------      -------      -------      -------      -------
  Total from investment operations .         .76          2.61         1.53         1.82         1.77          .73          .99
                                        --------      --------      -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
Dividends from net investment income        (.03)         (.04)          --         (.21)        (.30)        (.30)        (.26)
Distributions in excess of net
 investment income .................        (.04)           --           --           --           --           --           --
Distributions from net capital and
 currency gains ....................       (1.61)        (1.62)       (1.29)       (1.59)        (.79)        (.02)          --
                                        --------      --------      -------      -------      -------      -------      -------
  Total distributions ..............       (1.68)        (1.66)       (1.29)       (1.80)       (1.09)        (.32)        (.26)
                                        --------      --------      -------      -------      -------      -------      -------
Net asset value, end of period .....    $  13.48      $  14.40      $ 13.45      $ 13.21      $ 13.19      $ 12.51      $ 12.10
                                        ========      ========      =======      =======      =======      =======      =======
TOTAL RETURN(d): ...................        5.24%        20.69%       12.15%       14.16%       15.14%        6.16%       17.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ....    $203,197      $211,920      $76,035      $53,237      $43,390      $52,625      $59,085
Average net assets (000) ...........    $211,504      $201,315      $59,316      $49,840      $46,890      $57,403      $55,545
Ratios to average net assets:
 Expenses, including distribution
  fees .............................        1.23%         1.23%        1.44%        1.30%        1.28%        1.29%        1.35%(c)
 Expenses, excluding distribution
  fees .............................         .98%          .98%        1.19%        1.08%        1.08%        1.09%        1.15%(c)
 Net investment income .............         .48%          .47%         .68%        1.15%        2.44%        1.83%        4.28%(c)
Portfolio turnover .................          99%          136%         122%         110%         209%         147%         253%
Average commission rate paid per
 share .............................    $  .0572      $  .0537          N/A          N/A          N/A          N/A          N/A


----------
(a) Commencement of investment operations.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

                                (CLASS B SHARES)

--------------------------------------------------------------------------------


     The following financial highlights for the year ended April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the five years ended April 30, 1996 and the period from June 29, 1990 through April 30, 1991 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B
                                          --------------------------------------------------------------------------------------
                                                                                                                       JUNE 29,
                                                                                                                        1990(a)
                                                                                                                       THROUGH
                                                                       YEAR ENDED APRIL 30,                            APRIL 30,
                                          -------------------------------------------------------------------------
                                             1997         1996       1995(b)        1994        1993         1992        1991

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period .    $   14.13    $   13.29    $   13.16    $   13.15    $  12.47    $   12.06    $  11.37
                                          ---------    ---------    ---------    ---------    --------    ---------    --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss) .........         (.05)         .02         (.01)         .07         .19          .13         .32
Net realized and unrealized gain
  on investments and foreign
  currency transactions ..............          .68         2.45         1.43         1.63        1.47          .51         .59
                                          ---------    ---------    ---------    ---------    --------    ---------    --------
    Total from investment operations .          .63         2.47         1.42         1.70        1.66          .64         .91
                                          ---------    ---------    ---------    ---------    --------    ---------    --------
LESS DISTRIBUTIONS
Dividends from net investment income .           --         (.01)          --         (.10)       (.19)        (.21)       (.22)
Distributions in excess of net
  investment income ..................         (.04)          --           --           --          --           --          --
Distributions from net capital and
  currency gains .....................        (1.61)       (1.62)       (1.29)       (1.59)       (.79)        (.02)         --
                                          ---------    ---------    ---------    ---------    --------    ---------    --------
    Total distributions ..............        (1.65)       (1.63)       (1.29)       (1.69)       (.98)        (.23)       (.22)
                                          ---------    ---------    ---------    ---------    --------    ---------    --------
Net asset value, end of period .......    $   13.11    $   14.13    $   13.29    $   13.16    $  13.15    $   12.47    $  12.06
                                          =========    =========    =========    =========    ========    =========    ========

TOTAL RETURN(d): .....................         4.43%       19.84%       11.31%       13.22%       14.13%       5.39%       16.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......    $ 191,599    $ 239,739    $ 185,474    $ 128,098    $ 92,921    $ 108,276    $ 99,537
Average net assets (000) .............    $ 219,249    $ 236,580    $ 153,209    $ 108,981    $ 99,072    $ 108,510    $ 82,890
Ratios to average net assets:
  Expenses, including distribution
  fees ...............................         1.98%        1.98%        2.19%        2.08%       2.08%        2.09%       2.15%(c)
  Expenses, excluding distribution
  fees ...............................          .98%         .98%        1.19%        1.08%       1.08%        1.09%       1.15%(c)
  Net investment income (loss) .......         (.28)%       (.22)%       (.07)%        .35%       1.64%        1.03%       3.39%(c)
Portfolio turnover ...................           99%         136%         122%         110%        209%         147%        253%
Average commission rate paid per
  share ..............................    $   .0572    $   .0537          N/A          N/A         N/A          N/A         N/A

----------
(a)   Commencement of investment operations.
(b)   Calculated based upon weighted average shares outstanding during the year.
(c)   Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

                                (CLASS C SHARES)

--------------------------------------------------------------------------------


     The following financial highlights for the year ended April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the year ended April 30, 1996 and the period from August 1, 1994 through April 30, 1995 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


-----------------------------------------------------------------------------------------------
                                                                     CLASS C
                                                     ------------------------------------------
                                                     YEAR ENDED APRIL 30,     AUGUST 1, 1994(a)
                                                     --------------------          THROUGH
                                                      1997        1996        APRIL 30, 1995(b)
                                                     ------      ------      ------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............    $14.13      $13.29            $13.74
                                                     ------      ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ....................      (.04)        .03                --
Net realized and unrealized gain on investments
 and foreign currency transactions ..............       .67        2.44               .84
                                                     ------      ------            ------

  Total from investment operations ..............       .63        2.47               .84

LESS DISTRIBUTIONS
Dividends from net investment income ............        --        (.01)               --
Distributions in excess of net investment
 income .........................................      (.04)         --                --
Distributions from net capital and currency gains     (1.61)      (1.62)            (1.29)
                                                     ------      ------            ------
  Total distributions ...........................     (1.65)      (1.63)            (1.29)
                                                     ------      ------            ------
 Net asset value, end of period .................    $13.11      $14.13            $13.29
                                                     ======      ======            ======
TOTAL RETURN(d): ................................      4.43%      19.84%             6.62%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) .................    $4,298      $5,125            $3,587
Average net assets (000) ........................    $4,708      $5,056            $1,653
Ratios to average net assets:
 Expenses, including distribution fees ..........      1.98%       1.98%             2.37%(c)
 Expenses, excluding distribution fees ..........       .98%        .98%             1.37%(c)
 Net investment income (loss)....................      (.27)%      (.21)%             .03%(c)
Portfolio turnover ..............................        99%        136%              122%
Average commission rate paid per share ..........    $.0572      $.0537               N/A


----------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

                                (CLASS Z SHARES)

--------------------------------------------------------------------------------

     The following financial highlights for the year ended April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from March 1, 1996 through April 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


-----------------------------------------------------------------------------------------

                                                                   CLASS Z
                                                       ----------------------------------
                                                          YEAR           MARCH 1, 1996(a)
                                                          ENDED              THROUGH
                                                       APRIL 30, 1997    APRIL 30, 1996
                                                       --------------    --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 14.41            $ 13.91
                                                           -------            -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...........................              .11                .01
Net realized and unrealized gain on investments
 and foreign currency transactions ..............              .67                .49
                                                           -------            -------

  Total from investment operations ..............              .78                .50
                                                           -------            -------

LESS DISTRIBUTIONS
Dividends from net investment income ............             (.04)                --
Distributions in excess of net investment
 income .........................................             (.04)                --
Distributions from net capital and currency gains            (1.61)                --
                                                           -------            -------
  Total distributions ...........................            (1.69)                --
                                                           -------            -------
 Net asset value, end of period .................          $ 13.50            $ 14.41
                                                           =======            =======

TOTAL RETURN(c): ................................             5.48%              3.59%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) .................          $17,398            $20,616
Average net assets (000) ........................          $19,206            $20,298
Ratios to average net assets:
 Expenses .......................................              .98%               .98%(b)
 Net investment income ..........................              .74%               .54%(b)
Portfolio turnover ..............................               99%               136%
Average commission rate paid per share ..........          $ .0572            $ .0537


----------
(a) Commencement of offering of Class Z shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

      THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY FOCUSING ITS INVESTMENTS IN DOMESTIC AND FOREIGN SECURITIES, PRIMARILY EQUITY SECURITIES, OF COMPANIES IN THE ECONOMIC SECTORS DESCRIBED IN "DESCRIPTION OF ECONOMIC SECTORS" IN THE APPENDIX TO THIS PROSPECTUS. THE INVESTMENT ADVISER EXPECTS TO MAKE SIGNIFICANT SHIFTS IN THE FUND'S INVESTMENTS AMONG THOSE SECTORS THAT THE INVESTMENT ADVISER BELIEVES MAY BENEFIT FROM ECONOMIC, DEMOGRAPHIC OR OTHER CHANGES IN THE 1990'S AND INTO THE 21ST CENTURY. CURRENT INCOME IS A SECONDARY OBJECTIVE. THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

      THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

      Through analyzing economic, demographic and other trends, such as the aging of the general population, shifts in population growth that may enhance the economic potential of regions such as the Pacific Northwest, the globalization of American businesses and increased foreign competition, the investment adviser will identify companies whose products and services appear to respond to the changing environment of the 1990's and beyond. In making portfolio selections, the investment adviser will place particular emphasis on companies that it believes have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position and superior management. Companies with these characteristics are considered to have favorable prospects of achieving consistent earnings growth, which in turn may result in long-term capital appreciation.

      IN PURSUING ITS INVESTMENT STRATEGY AND IN RESPONSE TO CHANGES IN THE GENERAL ECONOMY OR WITHIN PARTICULAR SECTORS, THE FUND MAY INCREASE, DECREASE OR ELIMINATE ENTIRELY A PARTICULAR SECTOR'S REPRESENTATION IN THE FUND'S PORTFOLIO.


      AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.


EQUITY SECURITIES

      UNDER NORMAL CIRCUMSTANCES, AT LEAST 65% OF THE FUND'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES (INCLUDING DOMESTIC AND FOREIGN COMMON STOCKS, CONVERTIBLE DEBT SECURITIES AND WARRANTS) OF COMPANIES IN UP TO SEVEN ECONOMIC SECTORS. At no time will any one sector comprise more than 50% of the Fund's total assets nor will 25% or more of the Fund's total assets be concentrated in the securities of companies falling into any one industry or group of industries. Nonetheless, the Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments.

      The economic sectors in which the Fund will invest are described in "Description of Economic Sectors" in the Appendix and include autos and housing, basic industry, business services, consumer goods and services, defense and aerospace, energy, environmental, financial services, health care, natural resources, precious metals, public utilities, retailing, technology, and transportation. Each of these sectors consists of several related industries, and a single industry, or a company within an industry, may fall into more than one sector. The Fund's investment adviser will determine the sectors in which particular industries and companies belong on the basis of relevant market and business considerations. Companies will be assigned to sectors based on their principal business activity as reflected by gross revenues. Companies will not be reassigned to other sectors unless their principal business activity changes.

      WHILE THE PRINCIPAL INVESTMENT EMPHASIS WILL BE ON COMMON STOCKS, THE FUND ALSO MAY SEEK APPRECIATION IN OTHER TYPES OF EQUITY SECURITIES, SUCH AS CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCKS AND WARRANTS TO PURCHASE COMMON STOCK, WHEN RELATIVE VALUES MAKE THESE INVESTMENTS APPEAR ATTRACTIVE EITHER AS INDIVIDUAL ISSUES OR AS TYPES OF SECURITIES IN CERTAIN ECONOMIC ENVIRONMENTS.

DEBT OBLIGATIONS


      UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, FOREIGN GOVERNMENT SECURITIES AND U.S. AND FOREIGN CORPORATE DEBT OBLIGATIONS. The Fund anticipates that, of this total, it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P). The Fund may also invest up to 30% of its total assets in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or in non-rated fixed-income securities of comparable quality. Subsequent to its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P or Ba or lower by Moody's, commonly known as "junk bonds," are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in "Description of Security Ratings" in the Appendix to this Prospectus. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.


RISKS OF INVESTING IN HIGH YIELD SECURITIES

      FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. See "Investment Objective and Policies--Risks of Investing in High Yield Securities" in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

      THE FUND MAY INVEST IN U.S. TREASURY OBLIGATIONS, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

      THE FUND WILL ALSO INVEST IN OBLIGATIONS WHICH ARE ISSUED OR GUARANTEED BY AGENCIES OF THE U.S. GOVERNMENT OR INSTRUMENTALITIES ESTABLISHED OR SPONSORED BY THE U.S. GOVERNMENT. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the "full faith and credit" of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Resolution Funding Corporation, the Student Loan Marketing Association and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. Obligations of FHLMC may include collateralized mortgage obligations (CMOs). The Fund will invest in mortgage-backed securities (e.g., GNMA, FNMA and FHLMC certificates) only to the extent such securities are used as collateral for repurchase agreements entered into by the Fund.

FOREIGN GOVERNMENT SECURITIES

      THE FUND MAY INVEST IN FOREIGN GOVERNMENT SECURITIES, INCLUDING DEBT SECURITIES ISSUED OR GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY GOVERNMENTS, QUASI-GOVERNMENTAL ENTITIES, GOVERNMENT AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES DENOMINATED IN THE CURRENCY OF A FOREIGN COUNTRY OR IN U.S. DOLLARS.

      A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include debt securities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community.

      The Fund will invest in foreign government securities rated A or better by S&P or Moody's or in non-rated securities of comparable quality in the opinion of the investment adviser. The Fund will invest only in foreign currency denominated government debt securities that are freely convertible into U.S. dollars without legal restriction at the time of purchase.

RISKS OF INVESTING IN FOREIGN SECURITIES

      INVESTMENT IN FOREIGN SECURITIES INVOLVES ADDITIONAL RISKS AND CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES AND DOMESTIC ISSUERS. Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about foreign issuers than about domestic issuers and foreign issuers are generally not subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such securities. There is no limitation on the amount of the Fund's assets that may be invested in foreign securities.

MONEY MARKET INSTRUMENTS

      WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY OR DURING TEMPORARY PERIODS OF PORTFOLIO STRUCTURING AND RESTRUCTURING, THE FUND MAY INVEST IN MONEY MARKET INSTRUMENTS WITHOUT LIMIT. The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government;

certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Commercial paper will be rated, at the time of investment, at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


      THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THESE STRATEGIES INCLUDE (1) THE PURCHASE AND WRITING (I.E.,
SALE) OF CALL OPTIONS AND PURCHASE OF PUT OPTIONS ON STOCKS AND STOCK INDICES AND (2) THE PURCHASE AND SALE OF FUTURES CONTRACTS ON INTEREST-BEARING SECURITIES, INTEREST RATE INDICES AND STOCK INDICES AND THE PURCHASE AND SALE OF OPTIONS THEREON. THE FUND MAY ENGAGE IN THESE TRANSACTIONS ON NATIONAL SECURITIES EXCHANGES OR, IN THE CASE OF FUTURES, ON COMMODITIES EXCHANGES OR, IN THE CASE OF EQUITY AND STOCK INDEX OPTIONS, IN THE OVER-THE-COUNTER MARKET. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies. See "Investment Objective and Policies" in the Statement of Additional Information.


OPTION TRANSACTIONS

      THE FUND MAY PURCHASE AND WRITE (I.E., SELL) CALL OPTIONS AND PURCHASE PUT OPTIONS ON STOCKS AND STOCK INDICES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR THAT ARE LISTED ON NASDAQ OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR HEDGE ITS PORTFOLIO INVESTMENTS.


      A CALL OPTION IS A SHORT-TERM CONTRACT (HAVING A DURATION OF NINE MONTHS OR LESS) WHICH GIVES THE PURCHASER, IN RETURN FOR A PREMIUM PAID, THE RIGHT TO BUY THE SECURITY SUBJECT TO THE OPTION AT A SPECIFIED EXERCISE PRICE AT ANY TIME DURING THE TERM OF THE OPTION. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying security to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.


      A PUT OPTION IS A SIMILAR CONTRACT WHICH GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put, in return for the premium, has the obligation upon exercise of the option, to acquire the security underlying the option at the exercise price. Successful use of stock and index options requires skills different from those needed to select portfolio securities. The investment adviser manages other portfolios that use these techniques.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs incurred in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market may exist.


      OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.


      Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser manages other portfolios that use options on stock indices.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS FOR HEDGING PURPOSES. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objective and Policies--Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

      When the Fund invests in foreign securities, the Fund may enter into forward foreign currency exchange contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter.

FUTURES TRANSACTIONS


      THE FUND MAY BUY AND SELL FUTURES CONTRACTS ON INTEREST-BEARING SECURITIES, INTEREST RATE INDICES AND STOCK INDICES (FUTURES CONTRACTS) AND MAY BUY AND WRITE (I.E., SELL) OPTIONS THEREON TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND, WITH RESPECT TO WRITING CALL OPTIONS ON FUTURES CONTRACTS, TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. Exchanges and boards of trade may impose daily market price limits for certain futures contracts.


      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. There are no limitations on the percentage of the Fund which may be hedged, and there are no limitations on the use of assets to cover futures contracts and options thereon, except that the aggregate value of the securities that are the subject of put options will not exceed 50% of the Fund's net assets. See "Taxes" in the Statement of Additional Information.

      THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND OF INTEREST RATES AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect, particularly when the composition of the Fund's portfolio diverges from the composition of the relevant index. With respect to interest rate futures contracts, there is a risk that the futures contracts will not correlate with interest rates. In addition, if the Fund purchases futures contracts to hedge against market advances before it can invest in common stock or fixed-income securities in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The investment adviser manages other portfolios that use futures contracts and options thereon.


      THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON MAY ALSO BE LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY.


RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


      PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES


      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


REPURCHASE AGREEMENTS


      The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission
(SEC).


ILLIQUID SECURITIES


      The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


      The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SHORT SELLING


      The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales.


      The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales. See "Investment Objective and Policies--Short Sales Against-the-Box" in the Statement of Additional Information.

BORROWING

      The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Such borrowings shall be made only from banks, unless the Fund receives an order from the SEC to permit borrowings from entities other than banks. The Fund may pledge up to 20% of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

SECURITIES LENDING


      The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of policy, the Fund cannot lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.


PORTFOLIO TURNOVER

      The portfolio turnover rate for the Fund is not expected to exceed 200% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

      The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                             HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------

      THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


      For the fiscal year ended April 30, 1997, the Fund's expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.23%, 1.98%, 1.98% and .98%, respectively. See "Financial Highlights."


MANAGER


      PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended April 30, 1997, the Fund paid management fees to PIFM of .625% of the Fund's average net assets. For the fiscal year ending April 30, 1998, the Manager has agreed to limit its management fee to .625 of 1% of the first $500 million of the Fund's average net assets, .55 of 1% of the next $500 million and .50 of 1% of the Fund's average daily net assets in excess of $1 billion. See "Manager" in the Statement of Additional Information.



      As of May 31, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56 billion.

      UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.



      UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



     The current portfolio manager of the Fund is Gregory Goldberg. Mr. Goldberg is a Managing Director of Prudential Investments, a business group of The Prudential Insurance Company of America (Prudential). Mr. Goldberg is responsible for day-to-day management and stock selection for the Fund. Mr. Goldberg has managed the Fund's portfolio since March 1994. Mr. Goldberg was previously employed by Daiwa International Capital Management (January 1988-December 1993) as a portfolio manager for institutional clients. Prior thereto, he was employed by Industrial Bank of Japan (October 1986-January
1988). Mr. Goldberg also serves as the portfolio manager of Prudential Allocation Fund.


      PIFM and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.


DISTRIBUTOR

      PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.


      UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential

Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending April 30, 1998.


      UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. THE CLASS B AND CLASS C PLANS PROVIDE FOR THE PAYMENT TO PRUDENTIAL SECURITIES OF (I) AN ASSET-BASED SALES CHARGE OF .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES, AND
(II) A SERVICE FEE OF .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. THE SERVICE FEE IS USED TO PAY FOR PERSONAL SERVICE AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


      For the fiscal year ended April 30, 1997, the Fund paid distribution expenses of .25 of 1%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



      Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocated to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


      Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


      The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

      Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

      In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


      For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


      The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

      Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

      THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

      Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors. See "Net Asset Value" in the Statement of Additional Information.


      The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.



      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                       HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------


      FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES.These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND


      THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. SEE "TAXES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


      Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

      The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes" in the Statement of Additional Information. The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund.

      Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains and losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS


      Any dividends out of net investment income, together with distributions of any net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


      Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain net income, gain or loss from Section 1256 contracts and from some other sources will not be eligible for the corporate dividends received deduction. See "Taxes" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

      Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

      The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


      Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

WITHHOLDING TAXES


      Under the Internal Revenue Code, the Fund generally is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


DIVIDENDS AND DISTRIBUTIONS


      THE FUND EXPECTS TO PAY SEMI-ANNUAL DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE ANNUAL DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



      DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


      Certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to the dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid by January 31 of the following calendar year.


      WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


      THE FUND WAS INCORPORATED IN MARYLAND ON FEBRUARY 21, 1990. THE FUND IS AUTHORIZED TO ISSUE TWO BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED EQUALLY INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, EACH OF WHICH CONSISTS OF 500,000,000 AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine.



      The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of these classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.


      THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY THE SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

      This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                                SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


      YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares." Payment may be made by wire, check or through your brokerage account.



      The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


      Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

      The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

      Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

      Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Multi-Sector Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).


      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.


      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Multi-Sector Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


      THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                    ANNUAL 12B-1 FEES
                                                 (AS A % OF AVERAGE DAILY
                       SALES CHARGE                       NET ASSETS)                  OTHER INFORMATION
          --------------------------------------   -----------------------   --------------------------------------
CLASS A   Maximum initial sales charge of 5% of    .30 of 1% (Currently      Initial sales charge waived or reduced
          the public offering price                being charged at a rate   for certain purchases
                                                   of .25 of 1%)

CLASS B   Maximum contingent deferred sales        1%                        Shares convert to Class A shares
          charge or CDSC of 5% of the lesser of                              approximately seven years after
          the amount invested or the redemption                              purchase
          proceeds; declines to zero after six
          years

CLASS C   Maximum CDSC of 1% of the lesser of      1%                        Shares do not convert to another class
          the amount invested or the redemption
          proceeds on redemptions made within
          one year of purchase

CLASS Z   None                                     None                      Sold to a limited group of investors
-------------------------------------------------------------------------------------------------------------------


      The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



      Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


      IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


      ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


CLASS A SHARES

      The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                         SALES CHARGE AS   SALES CHARGE AS    DEALER CONCESSION
                          PERCENTAGE OF     PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
 ------------------      --------------    ---------------     --------------
 Less than $25,000            5.00%             5.26%               4.75%
 $25,000 to $49,999           4.50              4.71                4.25
 $50,000 to $99,999           4.00              4.17                3.75
 $100,000 to $249,999         3.25              3.36                3.00
 $250,000 to $499,999         2.50              2.56                2.40
 $500,000 to $999,999         2.00              2.04                1.90
 $1,000,000 and above         None              None                None


      The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



      In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


      REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.




      Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



      Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



      Reduction and Waiver of Initial Sales Charges. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.



      You must notify the Transfer Agent either directly or through your dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.


      Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


      Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.


      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES


      The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares and Class C may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



CLASS Z SHARES



      Class Z shares of the Fund are available for purchase by the following categories of investors:



      (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.



      In connection with the sales of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

      YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


      IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



      IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



      If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


      PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


      PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


      REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and the redeemed securities will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain or loss realized upon redemption. See "Taxes" in the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGES

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                    CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE OF
        YEAR SINCE PURCHASE                            DOLLARS INVESTED OR
           PAYMENT MADE                                REDEMPTION PROCEEDS
           ------------                                -------------------
             First ................................           5.0%
             Second ...............................           4.0%
             Third ................................           3.0%
             Fourth ...............................           2.0%
             Fifth ................................           1.0%
             Sixth ................................           1.0%
             Seventh ..............................           None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


      Systematic Withdrawal Plan. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1, 1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


      In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

      A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES



      PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


      AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE (THE EXCHANGE PRIVILEGE) WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time the shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B and Class C shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



      IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


      IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

      IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



      IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and whowish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



      The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



      The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

      In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following services and privileges:

      o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      o TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

      o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.


      o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



      o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


      For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                         DESCRIPTION OF ECONOMIC SECTORS

      The Fund will seek to achieve its investment objective by investing among the following economic sectors:

      AUTOS AND HOUSING SECTOR--Companies engaged in the design, production and sale of automobiles, automobile parts, tires and other rubber products, building materials, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

      BASIC INDUSTRY SECTOR--Companies engaged in the research, development or manufacture of products, processes or services relating to electrical equipment, machinery, chemicals, containers, pollution control and construction services, such as transformers, motors, turbines, hand tools, earth-moving equipment and waste disposal services. The profitability of most companies in this group may fluctuate significantly in response to capital spending and general economic conditions. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

      BUSINESS SERVICES SECTOR--Companies providing office supplies such as paper and pens, furnishings and computer equipment; advertising agencies; data processing and other technical services; employment and temporary help agencies; uniform supply and service companies; training companies; engineering and construction companies; and other service providers to businesses. Companies in this sector may be adversely affected by increases in unemployment and economic slowdowns.

      CONSUMER GOODS AND SERVICES SECTOR--Companies engaged in providing consumer goods and services such as the design, processing, production and storage of packaged, canned, bottled and frozen foods, beverages and tobacco, and the design, production and sale of home furnishings, textiles, appliances, other household products, clothing, accessories, cosmetics and perfumes. Certain of these companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. The success of food and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

      DEFENSE AND AEROSPACE SECTOR--Companies engaged in the research, manufacture or sale of products or services such as air transport, data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the testing, operation and maintenance of flight vehicles. Since these companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies. Companies in this sector may be affected by the success or failure of their products and government investigations into defense contract procurement practices.

      ENERGY SECTOR--Oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar energy companies. The business of these companies may include production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of securities of these companies varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, environmental considerations and the tax and other regulatory policies of various governments. Utilities involved in nuclear power generation are particularly susceptible to regulatory and environmental policies and have extremely high construction costs as well.

      ENVIRONMENTAL SECTOR--Companies involved in environmental concerns of every type, from pretreatment programs for air, noise and water pollution to waste management, solid waste disposal and hazardous waste clean-up, including asbestos removal. Products and services in this sector could quickly become obsolete and since the processes used by these companies often are used in hazardous situations, there are special risks involved.

      FINANCIAL SERVICES SECTOR--Commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; investment management companies; and firms in all segments of the insurance field. These kinds of companies are subject to extensive governmental regulations, some of which are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates, current concerns about the savings and loan industry and the value of their assets and concerns about the viability of certain securities brokerage companies and general economic conditions.

      HEALTH CARE SECTOR--Companies engaged in the design, manufacture, distribution or sale of products or services used in connection with health care or medicine include pharmaceutical companies and providers of medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Products and services in this sector could quickly become obsolete.

      LEISURE SECTOR--Companies engaged in the design, production or distribution of goods or services in the leisure industry, such as television and radio broadcasting or manufacture, motion pictures and photography, recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector may quickly become obsolete. Companies engaged in broadcasting and gambling are subject to government regulation.

      NATURAL RESOURCES SECTOR--Companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, forest products, ferrous and non-ferrous metals, strategic metals, hydrocarbons and steel industries, such as synthetic and natural materials; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

      PRECIOUS METALS SECTOR--Companies engaged in exploration, mining, processing or dealing in gold, platinum, silver, diamonds or other precious metals and companies which invest in companies engaged in these activities. A significant portion of this sector may be represented by securities of foreign companies and investors should understand the special risks related thereto. These securities also depend heavily on prices in metals, some of which may experience extreme price volatility based on international economic and political developments.

      PUBLIC UTILITIES SECTOR--Companies deriving a substantial portion of their revenues from the manufacture, production, generation, transmission, distribution and sale of gas and electric energy, and companies engaged in the communications field, such as telephone, telegraph, satellite and microwave and the provision of other communication facilities to the public. The gas and electric utilities industries are subject to various uncertainties, including government regulation policies, the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas and risks associated with the construction and operation of nuclear power facilities.

      RETAILING SECTOR--Companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods and companies that provide services and supplies to these companies. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on the company's ability to predict rapidly changing consumer tastes.

      TECHNOLOGY SECTOR--Companies which have or are expected to develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. These companies are sensitive to foreign competition and import tariffs and many products produced by these companies may quickly become obsolete.

      TRANSPORTATION SECTOR--Companies involved in the provision of transportation of people and products, such as airlines, railroads and trucking firms, transportation equipment and leasing companies. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

                            DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

      AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


      BAA: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


      BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


COMMERCIAL PAPER RATINGS

      S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


      A-1: This highest category indicates that the degree of safety regarding timely payment is strong.



      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


    Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


 ---------------------
  TAXABLE BOND FUNDS
 ---------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

 -------------------------
   TAX-EXEMPT BOND FUNDS
 -------------------------


Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate Series
Prudential Municipal Series Fund
 Florida Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.


 ----------------
   GLOBAL FUNDS
 ----------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


 ----------------
   EQUITY FUNDS
 ----------------


Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund


 ----------------------
   MONEY MARKET FUNDS
 ----------------------

o Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                                TABLE OF CONTENTS


                                                    Page
                                                    ----
FUND HIGHLIGHTS ...................................   2
 What are the Fund's Risk Factors and Special
  Characteristics? ................................   2
FUND EXPENSES .....................................   4
FINANCIAL HIGHLIGHTS ..............................   5
HOW THE FUND INVESTS ..............................   9
 Investment Objective and Policies ................   9
 Hedging and Return Enhancement Strategies ........  12
 Other Investments and Policies ...................  15
 Investment Restrictions ..........................  17
HOW THE FUND IS MANAGED ...........................  17
 Manager ..........................................  17
 Distributor ......................................  18
 Portfolio Transactions ...........................  20
 Custodian and Transfer and Dividend Disbursing
  Agent ...........................................  20
HOW THE FUND VALUES ITS SHARES ....................  20
HOW THE FUND CALCULATES PERFORMANCE ...............  21
TAXES, DIVIDENDS AND DISTRIBUTIONS ................  22
GENERAL INFORMATION ...............................  24
 Description of Common Stock ......................  24
 Additional Information ...........................  24
SHAREHOLDER GUIDE .................................  25
 How to Buy Shares of the Fund ....................  25
 Alternative Purchase Plan ........................  26
 How to Sell Your Shares ..........................  30
 Conversion Feature--Class B Shares ...............  33
 How to Exchange Your Shares ......................  34
 Shareholder Services .............................  36
DESCRIPTION OF ECONOMIC SECTORS ................... A-1
DESCRIPTION OF SECURITY RATINGS ................... B-1
THE PRUDENTIAL MUTUAL FUND FAMILY ................. C-1
=======================================================
MF142A                                          444123A
    CUSIP No.: Class A:    74435J108
               Class B:    74435J207
               Class C:    74435J306
               Class Z:    74435J405


PRUDENTIAL
MULTI-SECTOR
FUND, INC.

       PRUDENTIAL INVESTMENTS
              [LOGO]


                                   PROSPECTUS
                                  JUNE 30, 1997

                       PRUDENTIAL MULTI-SECTOR FUND, INC.


                       Statement of Additional Information
                               dated June 30, 1997


      Prudential Multi-Sector Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in "Description of Economic Sectors" in the Appendix to the Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved. See "Investment Objective and Policies."


      The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated June 30, 1997. A copy of the Prospectus may be obtained from the Fund upon request.


                                TABLE OF CONTENTS


                                                                                                       CROSS-REFERENCE
                                                                                                         TO PAGE IN
                                                                                              PAGE       PROSPECTUS
                                                                                              ----       ----------

Investment Objective and Policies ....................................................        B-2             9
Investment Restrictions ..............................................................        B-10           17
Directors and Officers ...............................................................        B-11           17
Manager ..............................................................................        B-15           17
Distributor ..........................................................................        B-16           18
Portfolio Transactions and Brokerage .................................................        B-18           20
Purchase and Redemption of Fund Shares ...............................................        B-20           25
Shareholder Investment Account .......................................................        B-23           36
Net Asset Value ......................................................................        B-26           20
Performance Information ..............................................................        B-27           21
Dividends and Distributions ..........................................................        B-29           23
Taxes ................................................................................        B-29           22
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants ........        B-31           20
Financial Statements .................................................................        B-32           --
Report of Independent Accountants.....................................................        B-44           --
Independent Auditors' Report..........................................................        B-46           --
Appendix I--General Investment Information ...........................................        I-1            --
Appendix II--Historical Performance Data .............................................        II-1           --
Appendix III--Information relating to Prudential .....................................        III-1          --

===========================================================================================================================

                        INVESTMENT OBJECTIVE AND POLICIES



      The primary investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in "Description of Economic Sectors" in the Appendix to the Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

OPTIONS ON EQUITY SECURITIES

      The Fund may purchase and write (i.e., sell) call options and purchase put options on equity securities traded on national securities exchanges or that are listed on NASDAQ. It may also purchase and write (i.e., sell) options and purchase put options traded in the over-the-counter market (OTC Options).


      The Fund may write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


      If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), an institution which interposes itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

      An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      Exchange-traded options in the United States are issued by clearing organizations affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC options.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

OPTIONS ON STOCK INDICES

      Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


      Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.


      If the Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

      If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


      RISKS OF OPTIONS ON STOCK INDICES. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

      SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES. Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

      When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

FUTURES CONTRACTS AND OPTIONS THEREON

      A futures contract is an agreement in which the writer (i.e., seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.


      The Fund intends to engage in futures contracts and options thereon as a hedge against changes resulting from market conditions in the values of securities which are held by the Fund or which the Fund intends to purchase. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio or for return enhancement.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

      Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

      Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


      The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or subcustodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.


      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


      Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes."


FOREIGN GOVERNMENT SECURITIES

      Foreign government securities in which the Fund may invest include debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, supranational entities and other governmental entities (collectively, Government Entities) of the countries specified below and denominated in the currencies of such countries or in U.S. dollars, including debt securities of a Government Entity in any such country denominated in the currency of another such country.

          NORTH AMERICA           PACIFIC               EUROPE
          -------------           -------               ------

          Canada                  Australia             Austria
                                  Hong Kong             Belgium
                                  Japan                 Denmark
                                  New Zealand           Finland
                                  Singapore             France
                                                        Germany
                                                        Ireland
                                                        Italy
                                                        The Netherlands
                                                        Norway
                                                        Portugal
                                                        Spain
                                                        Sweden
                                                        Switzerland
                                                        United Kingdom

      A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include debt securities denominated in European Currency Units of an issuer in one of the foregoing countries (including supranational issuers). A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community.

      The Fund will invest in foreign government securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or in non-rated securities of comparable quality in the opinion of the investment adviser. The Fund will invest only in foreign currency denominated government debt securities that are freely convertible into U.S. dollars without legal restriction at the time of purchase.

      Investment in foreign government securities involves additional risks and considerations not typically associated with investing in U.S. Government securities and domestic issuers. See "How the Fund Invests--Investment Objective and Policies-- Foreign Government Securities" in the Prospectus.

CORPORATE OBLIGATIONS

      The Fund does not intend to have more than 5% of its net assets invested in either asset-backed securities, collateralized mortgage obligations or real estate mortgage investment conduits.

      ASSET-BACKED SECURITIES. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

      COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC.

      The Fund may also invest in REMICs. An issuer of REMICs may be a trust, partnership, corporation, association, or a segregated pool of mortgages, or may be an agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it will be taxed at the entity level as a corporation.

      Certain issuers of CMOs and REMICs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (SEC) and the Fund may invest in securities of such issuers without the limitations imposed by the Investment Company Act on acquiring interests in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot and do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

MONEY MARKET INSTRUMENTS

      The Fund may invest in high quality money market instruments, including:

      1. Obligations denominated in U.S. dollars (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are U.S. dollars deposited in banks outside the United States.

      2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Board of Directors. A description of security ratings is contained in an Appendix to the Prospectus.

RISKS OF INVESTING IN HIGH YIELD SECURITIES

      Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

      The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

REPURCHASE AGREEMENTS

      The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


      The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


SHORT SALES AGAINST-THE-BOX

      In addition to short-selling as described in the Prospectus, the Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, such securities (a short sale against-the-box). Short sales will be made primarily to defer realization of gain or loss for federal tax purposes.

LENDING OF PORTFOLIO SECURITIES


      In order to generate additional income, the Fund may lend its portfolio securities in a proportion of up to 30% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or obtains a letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit.

Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

PORTFOLIO TURNOVER


      Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 200%. A portfolio turnover rate of 200% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. For the fiscal years ended April 30, 1996 and April 30, 1997, the Fund's portfolio turnover rates were 136% and 99%, respectively.


ILLIQUID SECURITIES


      The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities", when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

      The Fund may not:

      1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      2. Make short sales of securities (other than short sales against-the-box) or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

      3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the SEC for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

      4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

      5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, provided that there is no limit on the Fund's ability to invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

      7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

      8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      9. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      10. Make investments for the purpose of exercising control or management.

      11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

      12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                               POSITION WITH                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           FUND                                DURING PAST FIVE YEARS
------------------------       -------------                           ----------------------
Edward D. Beach (72)             Director         President and Director of BMC Fund, Inc., a closed-end investment company; previously Vice Chairman of Broyhill Furniture Industries,
                                                    Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                    Broyhill Family Foundation, Inc.; Member of the Board of Trustees of
                                                    Mars Hill College; Director of The High Yield Income Fund, Inc.

Delayne Dedrick Gold (58)        Director         Marketing and Management Consultant; Director of The High Yield
                                                    Income Fund, Inc.

*Robert F. Gunia (50)            Director         Comptroller (since May 1996) of Prudential Investments; Executive
                                                    Vice President and Treasurer (since December 1996), Prudential
                                                    Investments Fund Management LLC (PIFM); Senior Vice President (since
                                                    March 1987) of Prudential Securities Incorporated (Prudential
                                                    Securities); formerly Chief Administrative Officer (July
                                                    1990-September 1996), Director (January 1989-September 1996) and
                                                    Executive Vice President, Treasurer and Chief Financial Officer (June
                                                    1987-September 1996) of Prudential Mutual Fund Management, Inc.; Vice
                                                    President and Director of The Asia Pacific Fund, Inc. (since May
                                                    1989); Director of The High Yield Income Fund, Inc.

Donald D. Lennox (78)            Director         Chairman (since February 1990) and Director (since April 1989) of
                                                    International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                    Director  (March 1987-February 1989) of Schlegel Corporation
                                                    (industrial manufacturing); Director of Gleason Corporation,
                                                    Personal Sound Technologies, Inc. and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)     Director         Vice Chairman, Gannett Co. Inc. (publishing and media) (since March
                                                    1984); Director, Continental Airlines, Inc., Gannett Co. Inc. and
                                                    Frontier Corporation.

*Mendel A. Melzer, CFA (36)      Director         Chief Investment Officer (since October 1996) of Prudential Mutual
751 Broad St.                                       Funds; formerly Chief Financial Officer (November 1995-September
Newark, NJ 07102                                    1996) of Prudential Investments, Senior Vice President and Chief
                                                    Financial Officer (April 1993-November 1995) of Prudential Preferred
                                                    Financial Services, Managing Director (April 1991-April 1993) of
                                                    Prudential Investment Advisors and Senior Vice President
                                                    (July 1989-April 1991) of Prudential Capital Corporation; Chairman
                                                    and Director of Prudential Series Fund, Inc.; Director of The
                                                    High Yield Income Fund, Inc.

                               POSITION WITH                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           FUND                                DURING PAST FIVE YEARS
------------------------       -------------                           ----------------------
Thomas T. Mooney (55)            Director         President of the Greater Rochester Metro Chamber of Commerce; former
                                                    Rochester City Manager; Trustee of Center for Governmental Research,
                                                    Inc.; Director of Blue Cross of Rochester, The Business Council of
                                                    New York State, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                    Executive Service Corps of Rochester, Monroe County Industrial Development
                                                    Corporation, Northeast- Midwest Institute, First Financial Fund, Inc.,
                                                    The High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.

Stephen P. Munn (54)             Director         Chairman (since January 1994), Director and President (since 1988)
                                                    and Chief Executive Officer (1988-December 1993) of Carlisle
                                                    Companies Incorporated (manufacturer of industrial products).

*Richard A. Redeker (53)         President and    Employee of Prudential Investments; formerly President, Chief
751 Broad St.                    Director           Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                    Prudential Mutual Fund Management, Inc., Executive Vice President,
                                                    Director and Member of Operating Committee (October 1993-September 1996),
                                                    Prudential Securities, Director (October 1993-September 1996) of Prudential
                                                    Securities Group, Inc., Executive Vice President (January 1994-September 1996),
                                                    The Prudential Investment Corporation, Director (January 1994-September 1996),
                                                    Prudential Mutual Fund Distributors, Inc. (PMFD) and Prudential Mutual Fund
                                                    Services, Inc. (PMFS) and Senior Executive Vice President and Director of Kemper
                                                    Financial Services, Inc. (September 1978-September 1993); President and Director
                                                    of The High Yield Income Fund, Inc.

Robin B. Smith (57)              Director         Chairman and Chief Executive Officer (since August 1996) of
                                                    Publishers Clearing House; formerly President and Chief Executive
                                                    Officer (January 1989-August 1996) and President and Chief Operating
                                                    Officer (September 1981-December 1988) of Publishers Clearing House;
                                                    Director of BellSouth Corporation, Texaco Inc., Spring Industries
                                                    Inc. and Kmart Corporation.

Louis A. Weil, III (55)          Director         Publisher and Chief Executive Officer (since January 1996) and Director (since
                                                    September 1991) of Central Newspapers, Inc.; Chairman of the Board (since
                                                    January 1996), Publisher and Chief Executive Officer (August 1991-December
                                                    1995), Phoenix Newspapers, Inc.; formerly Publisher of Time Magazine (May
                                                    1989-March 1991), President, Publisher and CEO  (February 1986-August 1989)
                                                    of The Detroit News and member of the Advisory Board, Chase Manhattan
                                                    Bank-Westchester; Director of The High Yield Income Fund, Inc.

Clay T. Whitehead (58)           Director         President (since May 1983) of National Exchange Inc. (new business development firm).

                               POSITION WITH                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           FUND                                DURING PAST FIVE YEARS
------------------------       -------------                           ----------------------
S. Jane Rose (51)                Secretary        Senior Vice President (since December 1996), PIFM; Senior Vice President and
                                                    Senior Counsel  (since July 1992) of Prudential Securities; formerly Senior Vice
                                                    President (January 1991-September 1996) and Senior Counsel (June 1987-September
                                                    1996) of Prudential Mutual Fund Management, Inc. and Vice President and
                                                    Associate General Counsel of Prudential Securities.

Susan C. Cote (42)               Vice President   Vice President, Finance (since February 1997), Prudential Mutual Funds & Annuities
                                                    (PMF&A); Executive Vice President (since February 1997) and Chief Financial
                                                    Officer (since May 1996), PIFM; formerly Managing Director and Vice President
                                                    (February 1995-May 1996), Prudential Investments, Senior Vice President
                                                    (January 1989-January 1995) of Prudential Mutual Fund Management, Inc. and
                                                    Senior Vice President (January 1992-January 1995) of Prudential Securities.

Thomas A. Early (42)             Vice President   Vice President and General Counsel (since March 1997), PMF&A; Executive Vice
                                                    President, Secretary and General Counsel (since December 1996) of PIFM; formerly
                                                    Vice President and General Counsel (March 1994-March 1997) of Prudential
                                                    Retirement Services and Associate General Counsel and Chief Financial Services
                                                    Officer (1988-1994), Frank Russell Company.

Grace C. Torres (38)             Treasurer and    First Vice President (since December 1996) of PIFM; First Vice
                                 Principal          President (since March 1994) of Prudential Securities; formerly First
                                 Financial and      Vice President (March 1994-September 1996), Prudential Mutual Fund
                                 Accounting         Management, Inc. and Vice President (July 1989-March 1994) of Bankers
                                 Officer            Trust Corporation.

Stephen M. Ungerman (43)         Assistant        Tax Director (since March 1996) of Prudential Investments and the
                                 Treasurer          Private Asset Group of The Prudential Insurance Company of
                                                    America (Prudential); formerly First Vice President (February 1993-
                                                    September 1996) of Prudential Mutual Fund Management, Inc.; and Senior Tax
                                                    Manager (1981-January 1993) of Price Waterhouse LLP.

Marguerite E.H. Morrison (41)    Assistant        Vice President (since December 1996) of PIFM; Vice President and
                                 Secretary          Associate General Counsel (since September 1987) of Prudential
                                                    Securities; formerly Vice President and Associate General Counsel (June
                                                    1991-September 1996) of Prudential Mutual Fund Management, Inc.

----------

(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three,Newark, New Jersey 07102-4077.



* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.


      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

      The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December

31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.


      Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $2,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.


      Directors may receive their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to receipt of an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


      The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended April 30, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by PIFM (Fund Complex) for the calendar year endedDecember 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed the Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.


                               COMPENSATION TABLE

                                                                                                                     TOTAL
                                                                          PENSION OR                             COMPENSATION
                                                                          RETIREMENT           ESTIMATED           FROM FUND
                                                        AGGREGATE       BENEFITS ACCRUED         ANNUAL             AND FUND
                                                      COMPENSATION      AS PART OF FUND       BENEFITS UPON       COMPLEX PAID
    NAME AND POSITION                                  FROM FUND@          EXPENSES           RETIREMENT          TO DIRECTORS
    -----------------                                 ------------        ----------         ------------        -------------
Edward D. Beach--Director .........................     $7,500               None               N/A             $166,000(21/39)*
Delayne Dedrick Gold--Director ....................      7,500               None               N/A             $175,308(21/42)*
Robert F. Gunia--Director+ ........................        --                None               N/A                  --
Donald D. Lennox--Director ........................      7,500               None               N/A             $ 90,000(10/22)*
Douglas H. McCorkindale--Director** ...............      7,500               None               N/A             $ 71,208(10/13)*
Mendel A. Melzer--Director+ .......................        --                None               N/A                  --
Thomas T. Mooney--Director** ......................      7,500               None               N/A             $135,375(18/36)*
Stephen P. Munn--Director .........................        --                None               N/A             $ 49,125(6/8)*
Richard A. Redeker--Director+ .....................        --                None               N/A                  --
Robin B. Smith--Director** ........................        --                None               N/A             $ 89,957(11/20)*
Louis A. Weil, III--Director ......................      7,500               None               N/A             $ 91,250(13/18)*
Clay T. Whitehead--Director .......................        --                None               N/A             $ 38,292(5/7)*

----------


@ Effective January 1997, the annual compensation paid to each Director was reduced to $2,500 in addition to certain out-of-pocket expenses.



* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.



** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.



+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.



      As of June 6, 1997, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding common stock of the Fund.



      As of June 6, 1997, Prudential Securities was record holder of 7,936,523 Class A shares (or 53.19% of the outstanding Class A shares), 11,087,517 Class B shares (or 78.03% of the outstanding Class B shares), 269,822 Class C shares (or 85.53% of the outstanding Class C shares) and 3,103 Class Z shares (or .25% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER


     The manager of the Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56 billion and, according to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.



      PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



      Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



      For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal years ended April 30, 1997 and 1996, the Manager received a reduced fee as described below. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended April 30, 1997. No jurisdiction currently limits the Fund's expenses.



      In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:



      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;



      (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



      (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,

(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


      The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997, and by the shareholders of the Fund on September 12, 1991.



      For the fiscal years ended April 30, 1997, 1996 and 1995, the Fund paid management fees to PIFM of $2,841,669, $2,800,143 and $1,389,386, respectively. For the fiscal years ended April 30, 1997 and 1996, PIFM agreed to waive a portion of its management fee, so that it was paid at the annual rate of .625 of 1% of the first $500 million of the Fund's average daily net assets, .55 of 1% of the next $500 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $1 billion.



      PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.



      The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and by the shareholders of the Fund on September 12, 1991.



      The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                   DISTRIBUTOR

      Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.



     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.



      On February 9, 1993, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that
(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 4, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997. The Class A Plan, as amended, was approved by

Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


      CLASS A PLAN. For the fiscal year ended April 30, 1997, PSI received payments of approximately $528,800 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 1997, PSI also received approximately $80,500 in initial sales charges.



      CLASS B PLAN. For the fiscal year ended April 30, 1997, PSI received approximately $2,192,500 from the Fund under the Class B Plan and spent approximately $894,900 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 1.5% ($13,400) was spent on printing and mailing prospectuses to other than current shareholders; 15.4% ($138,200) was spent in commissions paid to or on account of representatives of Prusec; and 83.1% ($743,300) on the aggregate of (i) payments of commissions to financial advisers (41.1% or $367,900) and (ii) an allocation of overhead and other branch office distribution-related expenses (42% or $375,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.



      Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1997, Prudential Securities received approximately $470,300 in contingent deferred sales charges attributable to Class B shares.



      CLASS C PLAN. For the fiscal year ended April 30, 1997, Prudential Securities received approximately $47,100 under the Class C Plan and spent approximately $40,600 in distributing Class C shares. It is estimated that of the latter amount approximately 2.7% ($1,100) was spent on printing and mailing of prospectuses to other than current shareholders; 0.5% ($200) was spent in commissions paid to or on account of representatives of Prusec; and 96.8% ($39,300) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (88.4% or $35,900) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (8.4% or $3,400). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1997, Prudential Securities received approximately $3,400 in contingent deferred sales charges attributable to Class C shares.


      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the federal securities laws. The amended Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997.


      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

      On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.


      On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.


      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on U. S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant. On foreign securities exchanges, commissions may be fixed.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities or futures contracts for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities or commodities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

      Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three-year period ended April 30, 1997.




                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    APRIL 30,    APRIL 30,    APRIL 30,
                                                                      1997         1996         1995
                                                                   ----------   ----------   ----------
Total brokerage commissions paid by the Fund ....................  $1,151,919   $1,372,224   $  862,863
Total brokerage commissions paid to Prudential Securities
 and its foreign affiliates .....................................  $   87,901   $   75,700   $   27,959
Percentage of total brokerage commissions paid to Prudential
 Securities and its foreign affiliates ..........................         7.6%         5.5%         3.2%



      The Fund effected approximately 7.6% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the fiscal year ended April 30, 1997. Of the total brokerage commissions paid during that period, $758,390 (or 65.8%) were paid to firms which provide research, statistical or other services to PIFM. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                     PURCHASE AND REDEMPTION OF FUND SHARES


      Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



      Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at April 30, 1997, the maximum offering price of the Fund's shares is as follows:



      CLASS A
      Net asset value and redemption price per Class A share......  $   13.48
      Maximum sales charge (5% of offering price) ................        .71
                                                                    ---------
      Offering price to public ...................................  $   14.19
                                                                    =========



      CLASS B
      Net asset value, offering price and redemption price
        per Class B share* .......................................  $   13.11
                                                                    =========



      CLASS C
      Net asset value, offering price and redemption price
        per Class C share* .......................................  $   13.11
                                                                    =========



      CLASS Z
      Net asset value, offering price and redemption price
        per Class Z share ........................................  $   13.50
                                                                    =========

      ----------
      *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or an eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

      An eligible group of related Fund investors includes any combination of the following:

      (a)   an individual;

      (b)   the individual's spouse, their children and their parents;

      (c)   the individual's and spouse's Individual Retirement Account (IRA);

      (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

      (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

      (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

      (g) one or more employee benefits plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.

      The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

      LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

      For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

      The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                          REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability -- An individual will be         A copy of the Social Security
considered disabled if he or she is         Administration award letter or a
unable to engage in any substantial         letter from a physician on the
gainful activity by reason of any           physician's letterhead stating that
medically determinable physical or          the shareholder (or, in the case of
mental impairment which can be expected     a trust, the grantor) is permanently
to result in death or to be of              disabled. The letter must also
long-continued and indefinite duration.     indicate the date of disability.

Distribution from an IRA or 403(b)          A copy of the distribution form from
Custodial Account                           the custodial firm indicating (i)
                                            the date of birth of the shareholder
                                            and(ii) that the shareholder is over
                                            age 59 1/2 and is taking a normal
                                            distribution--signed by the
                                            shareholder.

Distribution from Retirement Plan           A letter signed by the plan
                                            administrator/trustee indicating the
                                            reason for the distribution.

Excess Contributions                        A letter from the shareholder (for
                                            an IRA) or the plan
                                            administrator/trustee on company
                                            letterhead indicating the amount of
                                            the excess and whether or not taxes
                                            have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

      The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                          CONTINGENT DEFERRED SALES CHARGE
                                         AS A PERCENTAGE OF DOLLARS INVESTED
                                              OR REDEMPTION PROCEEDS
      YEAR SINCE PURCHASE            -------------------------------------------
         PAYMENT MADE                $500,001 TO $1 MILLION      OVER $1 MILLION
      -------------------            ----------------------      ---------------
      First ........................           3.0%                   2.0%
      Second .......................           2.0%                   1.0%
      Third ........................           1.0%                     0%
      Fourth and thereafter ........             0%                     0%


      You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

      The following money market funds participate in the Class A Exchange
Privilege:

         Prudential California Municipal Fund
          (California Money Market Series)

         Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

         Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)


         Prudential MoneyMart Assets, Inc. (Class A shares)


         Prudential Tax-Free Money Fund, Inc.

      CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B and Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.



      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.



      Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.



DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

      PERIOD OF
      MONTHLY INVESTMENTS:     $100,000     $150,000      $200,000      $250,000
      --------------------     --------     --------      --------      --------
      25 Years ..............    $  110       $  165        $  220       $  275
      20 Years ..............       176          264           352          440
      15 Years ..............       296          444           592          740
      10 Years ..............       555          833         1,110        1,388
      5 Years ...............     1,371        2,057         2,742        3,428

      See "Automatic Savings Accumulation Plan."

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

      Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."

      Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

      Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING(1)

       CONTRIBUTIONS                PERSONAL
       MADE OVER:                    SAVINGS                        IRA
       -----------                  --------                        ----
       10 years                     $ 26,265                     $ 31,291
       15 years                       44,675                       58,649
       20 years                       68,109                       98,846
       25 years                       97,780                      157,909
       30 years                      135,346                      244,692

----------
      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offseting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



     Securities or other assets for which market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: The New Year's Day, Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



      Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fees. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                             PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

      Average annual total return is computed according to the following formula:

                                  P(1+T)^n = ERV

      Where:  P = a hypothetical initial payment of $1000.

              T = average annual total return.

              n = number of years.

              ERV = Ending Redeemable Value at the end of the 1, 5 or 10
                      year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


      The average annual total returns for Class A shares for the one year, five year and since inception (June 29, 1990) periods ended April 30, 1997 were -0.02%, 12.19% and 11.12%, respectively. The average annual total returns for Class B shares for the one year, five year and since inception (June 29, 1990) periods ended April 30, 1997 were -0.57%, 12.35% and 11.09%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended April 30, 1997 were 3.43% and 11.07%, respectively. The average annual total returns for Class Z shares for the one year and since inception (March 1, 1996) periods ended April 30, 1997 were 5.48% and 7.92%, respectively.

      AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:          P = a hypothetical initial payment of $1000.
              ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


      The aggregate total returns for Class A shares for the one year, five year and since inception (June 29, 1990) periods ended April 30, 1997 were 5.24%, 87.11% and 116.48%, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception (June 29, 1990) periods ended April 30, 1997 were 4.43%, 80.00% and 105.30%, respectively. The aggregate total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended April 30, 1997 were 4.43% and 33.42%, respectively. The aggregate total return for Class Z shares for the one year and since inception (March 1, 1996) periods ended April 30, 1997 were 5.48% and 9.27%, respectively.


      YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            YIELD = 2[((a-b)/cd)+1)^6-1]

Where:      a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = the maximum offering price per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


      The Fund's 30-day yields for the period ended April 30, 1997 were 21%, (.50)%, (.49)% and 4.6% for the Class A,Class B, Class C and Class Z shares, respectively.

      From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

   Performance Comparison of Different Types of Investments Over the Long Term
                               (1/1926--03/1997)

                          Common Stocks--10.7%
                          Long-Term Govt. Bonds--5.0%
                          Inflation--3.1%

      (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                           DIVIDENDS AND DISTRIBUTIONS

      The Fund expects to pay dividends of net investment income semi-annually. Net capital gains, if any, will be distributed at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.


      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


                                      TAXES

      The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

      Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derives less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities), (c) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and
(d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.


      The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

      Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

      Special rules will apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. The Fund's ability to invest in forward foreign currency exchange contracts, options on equity securities and on stock indices, futures contracts and options thereon may be affected by the 30% limitation on gains derived from securities held less than three months, discussed above.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      If a shareholder who acquires shares of the Fund sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     Dividends and distributions may also be subject to state and local taxes.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes, if any, paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources. The Fund does not expect to meet the requirements necessary to "pass through" foreign taxes.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                  DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended April 30, 1997, the Fund incurred fees of approximately $833,000 for the services of PMFS.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments
as of April 30, 1997        PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------

Shares        Description                   Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
COMMON STOCKS--96.8%
------------------------------------------------------------
Auto Sector--0.8%
  68,632      LucasVarity PLC (ADR) (United
                Kingdom) (a)                       $  2,058,960
 113,850      Miller Industries, Inc. (a)             1,351,969
                                                   ------------
                                                      3,410,929
------------------------------------------------------------
Basic Industry Sector--1.8%
 406,700      Agrium, Inc. (Canada)                   5,219,322
 177,200      Polymer Group, Inc. (a)                 2,259,300
                                                   ------------
                                                      7,478,622
------------------------------------------------------------
Consumer Goods & Services Sector--4.0%
  45,000      Mattel, Inc.                            1,254,375
 268,400      RJR Nabisco Holdings Corp.              7,984,900
  99,400      Stone Container Corp. (a)               1,006,425
  32,700      The Unilever Group (a)                  6,417,375
                                                   ------------
                                                     16,663,075
------------------------------------------------------------
Energy Sector--23.9%
 176,900      Alberta Energy Co., Ltd. (a)            3,781,237
  96,000      Anadarko Petroleum Corp.                5,268,000
 153,400(b)   BJ Services Co. (a)                     7,228,975
 299,700      Bouygues Offshore S.A. (ADR) (a)        3,746,250
  34,500      Diamond Offshore Drilling, Inc.
                (a)                                   2,220,938
 175,600      Elf Aquitaine S.A. (ADR) (France)
                (a)                                   8,538,550
 254,400(b)   Exxon Corp.                            14,405,400
 231,900      Input/Output, Inc. (a)                  3,246,600
 173,000      J. Ray McDermott, S.A. (a)              2,962,625
 200,000      McDermott International, Inc.           3,700,000
 153,600      Noble Affiliates, Inc.                  5,491,200
  87,500      Parker & Parsley Petroleum Co.          2,887,500
  55,000      Schlumberger, Ltd.                      6,091,250
 187,200      Smith International, Inc. (a)           8,868,600
  48,400      Texaco, Inc.                            5,106,200
 122,400      The Williams Companies, Inc.            5,370,300
 134,700      Weatherford Enterra, Inc. (a)           4,276,725
 235,400      YPF Sociedad Anonima (ADR)
                (Argentina)                        $  6,502,925
                                                   ------------
                                                     99,693,275
------------------------------------------------------------
Financial Services Sector--15.6%
  89,900      Advanta Corp.                           2,000,275
  26,000      American International Group, Inc.      3,341,000
  62,500      Chase Manhattan Corp.                   5,789,063
  70,000(b)   Citicorp                                7,883,750
 151,000      Crescent Real Estate Equities,
                Inc.                                  3,963,750
 123,000      Developers Diversified Reality
                Corp.                                 4,535,625
 213,500(b)   Federal National Mortgage
                Association                           8,780,187
 130,800      Manufactured Home Communities,
                Inc.                                  2,746,800
  37,700      Meditrust Corp.                         1,376,050
  80,100      ReliaStar Financial Corp.               4,846,050
  49,200      Student Loan Marketing Association      5,817,900
 319,000      The Money Store, Inc.                   6,898,375
 126,066      Travelers Group, Inc.                   6,980,905
                                                   ------------
                                                     64,959,730
------------------------------------------------------------
Health Care Sector--13.4%
 128,200(b)   Aetna, Inc.                            11,682,225
 226,050      Columbia/HCA Healthcare Corp.           7,911,750
  33,600      Johnson & Johnson Co.                   2,058,000
 247,000      Novartis AG (ADR) (Switzerland)        16,302,000
  75,000      Pfizer, Inc.                            7,200,000
 226,900      Pharmacia & Upjohn, Inc.                6,721,912
 177,600      Premier Research Worldwide, LTD.
                (a)                                   1,709,400
  78,000      Sierra Health Services, Inc. (a)        2,008,500
                                                   ------------
                                                     55,593,787
------------------------------------------------------------
Leisure Sector--5.8%
 191,200      Carnival Corp. - Class A                7,050,500
 214,700      Hilton Hotels Corp.                     5,796,900

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments
as of April 30, 1997        PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------

Shares        Description                   Value (Note 1)
------------------------------------------------------------
Leisure Sector (cont'd.)
 267,800      La Quinta Inns, Inc.                 $  5,858,125
 220,600      Patriot American Hospitality, Inc.      4,742,900
  52,900      Prime Hospitality Corp. (a)               879,462
                                                   ------------
                                                     24,327,887
------------------------------------------------------------
Precious Metals Sector--2.5%
 244,700      UCAR International, Inc. (a)           10,277,400
------------------------------------------------------------
Retailing Sector--9.8%
 124,900      American Stores Co.                     5,682,950
  88,000      CVS Corp.                               4,367,000
 287,000(b)   Gap, Inc.                               9,148,125
 738,000      Kmart Corp. (a)                        10,055,250
  92,100      Quality Food Centers, Inc. (a)          3,695,512
  68,300      Sears Roebuck & Co.                     3,278,400
 157,000      Toys 'R' Us, Inc. (a)                   4,474,500
                                                   ------------
                                                     40,701,737
------------------------------------------------------------
Technology Sector--19.2%
 261,075      ADC Telecommunications, Inc. (a)        6,820,584
 322,200      BDM International, Inc. (a)             7,491,150
   3,000      C-NET Inc. (a)                             60,750
  83,500      Cisco Systems, Inc. (a)                 4,321,125
 200,000      Cognizant Corp.                         6,525,000
 101,500(b)   Computer Associates International,
                Inc.                                  5,278,000
 121,600      Comverse Technology, Inc. (a)           4,772,800
 113,300      Edify Corp. (a)                         1,232,138
 141,600      Harman International Industries,
                Inc.                                  5,416,200
  59,600      Intel Corp.                             9,126,250
 245,500      Larscom, Inc. (a)                       1,526,703
  74,000      Microsoft Corp. (a)                     8,991,000
  32,700      SGS-Thomson Microelectronics N.V.
                (a)                                   2,562,863
 301,400      Uniphase Corp. (a)                     11,980,650
 231,550      Westell Technologies, Inc. (a)          3,994,237
                                                   ------------
                                                     80,099,450
                                                   ------------
              Total common stocks
                (cost $355,594,570)                 403,205,892
                                                   ------------
Principal
Amount
(000)
CONVERTIBLE BONDS--0.3%
------------------------------------------------------------
Technology Sector--0.3%
  $1,579      The Learning Co., Inc.
                5.50%, 11/1/00
                (cost $1,351,464)                  $  1,132,933
                                                   ------------
              Total long-term investments
                (cost $356,946,034)                 404,338,825
                                                   ------------
SHORT-TERM INVESTMENTS--4.8%
REPURCHASE AGREEMENT
------------------------------------------------------------
  19,879      Joint Repurchase Agreement Account
                5.42%, 5/1/97, (Note 5)
                (cost $19,879,000)                   19,879,000
                                                   ------------
              Total investments before
                short sales--101.9%
              (cost $376,825,034; Note 4)           424,217,825
                                                   ------------
 Shares
--------
COMMON STOCK SOLD SHORT(a)--(2.0%)
------------------------------------------------------------
Restaurants Sector--(1.6%)
 175,000      Cracker Barrel Old Country Store,
                Inc.                                 (4,681,250)
 109,300      Planet Hollywood International,
                Inc.                                 (2,008,388)
                                                   ------------
                                                     (6,689,638)
------------------------------------------------------------
Education Sector--(0.4%)
  50,000      Apollo Group, Inc.                     (1,343,750)
                                                   ------------
              Total common stocks sold short
                (proceeds $7,871,565)                (8,033,388)
                                                   ------------
Total investments, net of short sales--99.9%        416,184,437
              Other assets in excess of
                liabilities--0.1%                       307,284
                                                   ------------
              Net Assets--100%                     $416,491,721
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral on short sale.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Assets and Liabilities          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $376,825,034)...................................................................       $424,217,825
Cash........................................................................................................             14,204
Deposits with broker for securities sold short..............................................................          2,825,213
Receivable for investments sold.............................................................................          6,609,903
Dividends and interest receivable...........................................................................            705,084
Forward currency contracts--net amount receivable from counterparties.......................................            247,041
Receivable for Fund shares sold.............................................................................            312,684
Other assets................................................................................................              8,187
                                                                                                                  --------------
   Total assets.............................................................................................        434,940,141
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          8,403,228
Investments sold short, at value (proceeds $7,871,565)......................................................          8,033,388
Payable for Fund shares reacquired..........................................................................            966,600
Accrued expenses............................................................................................            469,427
Forward currency contracts--net amount payable to counterparties............................................            166,467
Management fee payable......................................................................................            210,069
Distribution fee payable....................................................................................            199,241
                                                                                                                  --------------
   Total liabilities........................................................................................         18,448,420
                                                                                                                  --------------
Net Assets..................................................................................................       $416,491,721
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $     31,305
   Paid-in capital in excess of par.........................................................................        352,165,003
                                                                                                                  --------------
                                                                                                                    352,196,308
   Undistributed net investment income......................................................................          2,351,373
   Accumulated net realized capital and currency gains......................................................         14,632,498
   Net unrealized appreciation on investments and foreign currencies........................................         47,311,542
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $416,491,721
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($203,196,502 / 15,079,268 shares of common stock issued and outstanding).............................             $13.48
   Maximum sales charge (5% of offering price)..............................................................               0.71
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $14.19
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($191,598,878 / 14,609,250 shares of common stock issued and outstanding).............................             $13.11
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,298,251 / 327,760 shares of common stock issued and outstanding)..................................             $13.11
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($17,398,090 / 1,288,814 shares of common stock issued and outstanding)...............................             $13.50
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            April 30, 1997
Income
   Dividends (net of foreign withholding taxes
      of $37,478).............................    $   5,346,239
   Interest...................................        2,316,393
                                                 --------------
      Total income............................        7,662,632
                                                 --------------
Expenses
   Management fee.............................        2,841,669
   Distribution fee--Class A..................          528,760
   Distribution fee--Class B..................        2,192,493
   Distribution fee--Class C..................           47,081
   Transfer agent's fees and expenses.........          855,000
   Reports to shareholders....................          299,000
   Custodian's fees and expenses..............          220,000
   Registration fees..........................           90,000
   Legal fees and expenses....................           40,000
   Audit fee and expenses.....................           38,000
   Directors' fees and expenses...............           31,250
   Miscellaneous..............................           24,028
                                                 --------------
      Total expenses..........................        7,207,281
                                                 --------------
Net investment income.........................          455,351
                                                 --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................       46,396,562
   Foreign currency transactions..............          870,241
   Short sale transactions....................       (4,748,882)
                                                 --------------
                                                     42,517,921
                                                 --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      (20,382,004)
   Foreign currencies.........................          125,510
   Short sales................................         (522,893)
                                                 --------------
                                                    (20,779,387)
                                                 --------------
Net gain on investments and foreign currency
   transactions...............................       21,738,534
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................    $  22,193,885
                                                 --------------
                                                 --------------

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended April 30,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $     455,351    $    433,736
   Net realized gain on
      investments and foreign
      currencies..................      42,517,921      61,581,024
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (20,779,387)     54,111,793
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      22,193,885     116,126,553
                                    --------------    ------------
Net equalization credits..........              --         443,875
                                    --------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................        (408,337)       (219,972)
      Class B.....................              --        (209,135)
      Class C.....................              --          (4,629)
      Class Z.....................         (56,232)             --
                                    --------------    ------------
                                          (464,569)       (433,736)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................              --          (1,134)
      Class B.....................              --          (1,078)
      Class C.....................              --             (24)
                                    --------------    ------------
                                                --          (2,236)
                                    --------------    ------------
   Distributions from net capital
      and currency gains
      Class A.....................     (24,275,336)    (18,374,785)
      Class B.....................     (26,431,175)    (26,052,498)
      Class C.....................        (550,319)       (586,778)
      Class Z.....................      (2,219,997)             --
                                    --------------    ------------
                                       (53,476,827)    (45,014,061)
                                    --------------    ------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from Fund shares
      subscribed..................     116,532,381     299,516,817
   Net asset value of Fund shares
      issued in reinvestment of
      dividends and
      distributions...............      50,651,007      42,592,536
   Cost of shares reacquired......    (196,343,364)   (200,926,665)
                                    --------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................     (29,159,976)    141,182,688
                                    --------------    ------------
Total increase (decrease).........     (60,907,487)    212,303,083
Net Assets
Beginning of year.................     477,399,208     265,096,125
                                    --------------    ------------
End of year.......................   $ 416,491,721    $477,399,208
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Prudential Multi-Sector Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, including options and securities sold short, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Stock options traded on national securities exchanges are valued at the closing prices on such exchanges. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions of $870,241 represents net foreign exchange gains from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------

Notes to Financial Statements                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.

Equalization: Effective May 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $466,054 of undistributed net investment income at October 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended April 30, 1997, the Fund reclassified $980,720 of foreign currency gains which were recognized for tax purposes in the current fiscal year by increasing undistributed net investment income and decreasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy
--------------------------------------------------------------------------------

Notes to Financial Statements                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ended April 30, 1997, the manager agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million of average daily net assets and .50 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended April 30, 1997.

PSI has advised the Fund that they have received approximately $80,500 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended April 30 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the fiscal year ended April 30, 1997, it received approximately $470,300 and $3,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended April 30, 1997, the Fund incurred fees of approximately $832,900 for the services of PMFS. As of April 30, 1997, approximately $71,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the fiscal year ended April 30, 1997, PSI earned approximately $87,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended April 30, 1997 were $413,306,164 and $486,324,247, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1997 was $376,836,551 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $47,381,274 (gross unrealized appreciation--$68,478,387, gross unrealized depreciation-- $21,097,113).

At April 30, 1997, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

                           Value at
   Foreign Currency    Settlement Date    Current
  Purchase Contracts       Payable         Value     Depreciation
---------------------- ----------------  ----------  ------------
Japanese Yen,
  expiring 5/6/97         $4,100,377     $3,933,910   $ (166,467)
                       ----------------  ----------  ------------
                       ----------------  ----------  ------------

                          Value at
  Foreign Currency    Settlement Date    Current
   Sale Contracts        Receivable       Value     Appreciation
--------------------- ----------------  ----------  -------------
Japanese Yen,
  expiring 5/6/97        $4,180,951     $3,933,910    $ 247,041
                      ----------------  ----------  -------------
                      ----------------  ----------  -------------

--------------------------------------------------------------------------------

Notes to Financial Statements                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1997, the Fund had a 2.45% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $19,879,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

CS Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.

J.P. Morgan Securities, 5.42% dated 4/30/97 in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.

SBC Warburg, 5.30% dated 4/30/97 in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.

Smith Barney, Inc., 5.25% and 5.44%, both dated 4/30/97 in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, both due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into four classes, designated Class A, B, C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
------------------------------  ----------------   -------------
Year ended April 30, 1997:
Shares sold...................      6,197,250      $  86,386,710
Shares issued in reinvestment
  of dividends and
  distributions...............      1,685,407         23,239,649
Shares reacquired.............     (8,634,608)      (120,199,576)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................       (751,951)       (10,573,217)
Shares issued upon conversion
  from Class B................      1,116,749         15,549,557
                                ----------------   -------------
Net increase in shares
  outstanding.................        364,798      $   4,976,340
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................      6,462,195      $  62,191,760
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund..     10,275,056        140,334,823
Shares issued in reinvestment
  of dividends and
  distributions...............      1,318,660         17,532,326
Shares reacquired.............     (9,677,912)      (133,825,643)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      8,377,999         86,233,266
Shares issued upon conversion
  from Class B................        683,336          9,391,724
                                ----------------   -------------
Net increase in shares
  outstanding.................      9,061,335      $  95,624,990
                                ----------------   -------------
                                ----------------   -------------
Class B
------------------------------
Year ended April 30, 1997:
Shares sold...................      1,236,387      $  16,762,196
Shares issued in reinvestment
  of dividends and
  distributions...............      1,823,196         24,608,185
Shares reacquired.............     (4,273,687)       (57,627,667)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,214,104)       (16,257,286)
Shares reacquired upon
  conversion
  from Class A................     (1,142,516)       (15,549,557)
                                ----------------   -------------
Net decrease in shares
  outstanding.................     (2,356,620)     $ (31,806,843)
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................      3,389,483      $  30,825,970
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund..      3,011,418         40,656,859
Shares issued in reinvestment
  of dividends and
  distributions...............      1,853,593         24,491,053
Shares reacquired.............     (4,546,535)       (62,190,799)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      3,707,959         33,783,083
Shares reacquired upon
  conversion
  from Class A................       (693,976)        (9,391,724)
                                ----------------   -------------
Net increase in shares
  outstanding.................      3,013,983      $  24,391,359
                                ----------------   -------------
                                ----------------   -------------

--------------------------------------------------------------------------------

Notes to Financial Statements                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

Class C                              Shares           Amount
------------------------------  ----------------   -------------
Year ended April 30, 1997:
Shares sold...................         63,373      $     852,741
Shares issued in reinvestment
  of dividends and
  distributions...............         39,044            526,955
Shares reacquired.............       (137,317)        (1,878,420)
                                ----------------   -------------
Net decrease in shares
  outstanding.................        (34,900)     $    (498,724)
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................        196,902      $   2,694,195
Shares issued in connection
  with acquisition of
  Prudential Strategist Fund..          5,166             69,751
Shares issued in reinvestment
  of dividends and
  distributions...............         43,092            569,157
Shares reacquired.............       (152,356)        (2,060,271)
                                ----------------   -------------
Net increase in shares
  outstanding.................         92,804      $   1,272,832
                                ----------------   -------------
                                ----------------   -------------
Class Z
------------------------------
Year ended April 30, 1997:
Shares sold...................        897,823      $  12,530,734
Shares issued in reinvestment
  of distributions............        165,237          2,276,218
Shares reacquired.............     (1,204,635)       (16,637,701)
                                ----------------   -------------
Net decrease in shares
  outstanding.................       (141,575)     $  (1,830,749)
                                ----------------   -------------
                                ----------------   -------------
March 1, 1996* through
  April 30, 1996:
Shares sold...................      1,634,755      $  22,743,459
Shares reacquired.............       (204,366)        (2,849,952)
                                ----------------   -------------
Net increase in shares
  outstanding.................      1,430,389      $  19,893,507
                                ----------------   -------------
                                ----------------   -------------

---------------
  * Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Distributions

On June 24, 1997 the Board of Directors of the Fund declared a distribution from net capital and currency gains to Class A, B, C and Z shareholders of $0.565 per share, payable on June 27, 1997 to shareholders of record on June 24, 1997.
--------------------------------------------------------------------------------

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A
                                                  ---------------------------------------------------------
                                                                    Years Ended April 30,
                                                  ---------------------------------------------------------
                                                    1997         1996       1995(a)      1994        1993
                                                  --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.40     $  13.45     $ 13.21     $ 13.19     $ 12.51
                                                  --------     --------     -------     -------     -------
Income from investment operations:
Net investment income.........................         .06          .09         .09         .18         .30
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .70         2.52        1.44        1.64        1.47
                                                  --------     --------     -------     -------     -------
   Total from investment operations...........         .76         2.61        1.53        1.82        1.77
                                                  --------     --------     -------     -------     -------
Less distributions:
Dividends from net investment income..........        (.03)        (.04)         --        (.21)       (.30)
Distributions in excess of net investment
   income ....................................        (.04)          --          --          --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)      (1.29)      (1.59)       (.79)
                                                  --------     --------     -------     -------     -------
   Total distributions........................       (1.68)       (1.66)      (1.29)      (1.80)      (1.09)
                                                  --------     --------     -------     -------     -------
Net asset value, end of year..................    $  13.48     $  14.40     $ 13.45     $ 13.21     $ 13.19
                                                  --------     --------     -------     -------     -------
                                                  --------     --------     -------     -------     -------
TOTAL RETURN(b):..............................        5.24%       20.69%      12.15%      14.16%      15.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $203,197     $211,920     $76,035     $53,237     $43,390
Average net assets (000)......................    $211,504     $201,315     $59,316     $49,840     $46,890
Ratios to average net assets:
   Expenses, including distribution fees......        1.23%        1.23%       1.44%       1.30%       1.28%
   Expenses, excluding distribution fees......         .98%         .98%       1.19%       1.08%       1.08%
   Net investment income......................         .48%         .47%        .68%       1.15%       2.44%
For Class A, B, C and Z shares:
Portfolio turnover............................          99%         136%        122%        110%        209%
Average commission rate paid per share........    $  .0572     $  .0537         N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class B
                                                  -----------------------------------------------------------
                                                                     Years Ended April 30,
                                                  -----------------------------------------------------------
                                                    1997         1996       1995(a)        1994        1993
                                                  --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.13     $  13.29     $  13.16     $  13.15     $ 12.47
                                                  --------     --------     --------     --------     -------
Income from investment operations:
Net investment income (loss)..................        (.05)         .02         (.01)         .07         .19
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .68         2.45         1.43         1.63        1.47
                                                  --------     --------     --------     --------     -------
   Total from investment operations...........         .63         2.47         1.42         1.70        1.66
                                                  --------     --------     --------     --------     -------
Less distributions:
Dividends from net investment income..........          --         (.01)          --         (.10)       (.19)
Distributions in excess of net investment
   income ....................................        (.04)          --          --          --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)       (1.29)       (1.59)       (.79)
                                                  --------     --------     --------     --------     -------
   Total distributions........................       (1.65)       (1.63)       (1.29)       (1.69)       (.98)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year..................    $  13.11     $  14.13     $  13.29     $  13.16     $ 13.15
                                                  --------     --------     --------     --------     -------
                                                  --------     --------     --------     --------     -------
TOTAL RETURN(b):..............................        4.43%       19.84%       11.31%       13.22%      14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $191,599     $239,739     $185,474     $128,098     $92,921
Average net assets (000)......................    $219,249     $236,580     $153,209     $108,981     $99,072
Ratios to average net assets:
   Expenses, including distribution fees......        1.98%        1.98%        2.19%        2.08%       2.08%
   Expenses, excluding distribution fees......         .98%         .98%        1.19%        1.08%       1.08%
   Net investment income (loss)...............        (.28)%       (.22)%      (.07)%         .35%       1.64%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                              Class C                          Class Z
                                                  -------------------------------     --------------------------
                                                                        August 1,                      March 1,
                                                  Years Ended April      1994(d)                       1996(e)
                                                         30,             Through      Year Ended       Through
                                                  -----------------     April 30,      April 30,      April 30,
                                                   1997       1996       1995(a)         1997            1996
                                                  ------     ------     ---------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $14.13     $13.29      $ 13.74        $ 14.41        $  13.91
                                                  ------     ------     ---------     -----------     ----------
Income from investment operations:
Net investment income (loss)..................      (.04)       .03           --            .11             .01
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................       .67       2.44          .84            .67             .49
                                                  ------     ------     ---------     -----------     ----------
   Total from investment operations...........       .63       2.47          .84            .78             .50
                                                  ------     ------     ---------     -----------     ----------
Less distributions:
Dividends from net investment income..........        --       (.01)          --           (.04)             --
Distributions in excess of net investment
   income ....................................      (.04)        --           --           (.04)             --
Distributions from net capital and currency
   gains......................................     (1.61)     (1.62)       (1.29)         (1.61)             --
                                                  ------     ------     ---------     -----------     ----------
   Total distributions........................     (1.65)     (1.63)       (1.29)         (1.69)             --
                                                  ------     ------     ---------     -----------     ----------
Net asset value, end of year..................    $13.11     $14.13      $ 13.29        $ 13.50        $  14.41
                                                  ------     ------     ---------     -----------     ----------
                                                  ------     ------     ---------     -----------     ----------
TOTAL RETURN(b):..............................      4.43%     19.84%        6.62%          5.48%           3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $4,298     $5,125      $ 3,587        $17,398        $ 20,616
Average net assets (000)......................    $4,708     $5,056      $ 1,653        $19,206        $ 20,298
Ratios to average net assets:
   Expenses, including distribution fees......      1.98%      1.98%        2.37%(c)        .98%            .98%(c)
   Expenses, excluding distribution fees......       .98%       .98%        1.37%(c)        .98%            .98%(c)
   Net investment income (loss)...............      (.27)%     (.21)%        .03%(c)        .74%            .54%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Report of Independent Accountants             PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Multi-Sector Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Multi-Sector Fund, Inc. (the 'Fund') at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
June 24, 1997


--------------------------------------------------------------------------------

Change of Accountants                         PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended April 30, 1991 through April 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

Independent Auditors' Report PRUDENTIAL MULTI-SECTOR FUND, INC.
-------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Multi-Sector Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Multi-Sector Fund, Inc. as of April 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Multi-Sector Fund, Inc. at April 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
June 13, 1996

                   APPENDIX I--GENERAL INVESTMENT INFORMATION


      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA


      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


                           Value of $1.00 Invested on
                            1/1/26 through 12/31/96

                  Small Stocks .....................  $4,495.99
                  Common Stocks.....................  $1,370.95
                  Long-Term Bonds ..................  $   33.73
                  Treasury Bills ...................  $   13.54
                  Inflation ........................  $    8.87




Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and the reinvesting any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                     (CHART)


                              HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS
                              '87        '88       '89       '90        '91       '92       '93       '94        '95      '96
U.S. GOVERNMENT
TREASURY BONDS(1)             2.0%       7.0%     14.4%      8.5%      15.3%      7.2%     10.7%     (3.4)%     18.4%     2.7%

U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                 4.3%       8.7%     15.4%     10.7%      15.7%      7.0%      6.8%     (1.6)%     16.8%     5.4%

U.S. INVESTMENT GRADE
CORPORATE BONDS(3)            2.6%       9.2%     14.1%      7.1%      18.5%      8.7%     12.2%     (3.9)%     22.3%     3.3%

U.S. HIGH YIELD
CORPORATE BONDS(4)            5.0%      12.5%      0.8%     (9.6)%     46.2%     15.8%     17.1%     (1.0)%     19.7%    11.4%

WORLD GOVERNMENT
BONDS(5)                     35.2%       2.3%     (3.4)%    15.3%      16.2%      4.8%     15.1%     (6.0)%     19.6%     4.1%

DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT    33.2       10.2      18.8      24.9       30.9      11.0      10.3       9.9        5.5      8.7



(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from March 31, 1987 through March 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

                              FOREIGN STOCK MARKETS
                             HAVE OFTEN OUTPERFORMED
                                THOSE IN THE U.S.
                                    (CHART)



                              Average Annual Total
                                Returns of Major
                              World Stock Markets
                               (3/31/87-3/31/97)

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong           19.7%
Netherlands         17.0%
Sweden              16.7%
Denmark             15.3%
Belgium             14.1%
United States       13.6%

Source: Morgan Stanley Capital International based on data from Lipper Analytical New Applications (LANA) as of 3/31/97. Used with permission. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                                     [Chart]

                                   1969-1996

            Capital Appreciation and Reinvesting Dividends--$228,416
                       Capital Appreciation Only--$80,463


Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.




                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $10.5 TRILLION

                                     [Chart]





          U.S.                44.3%
          Pacific Basin       21.2%
          Europe              31.9%
          Canada               2.6%



Source: Morgan Stanley Capital International, March 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)


                                (CHART)



----------

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


      Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.



      Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.


      Real Estate. Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)


      Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.



      Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

----------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington
      Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. the subadviser to The BlackRock Government Income Trust. There are as multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1994.


                                     III-1

      Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

      High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

      Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)   As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).


      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7)   As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3